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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

    The following is a list of all subsidiaries, wholly owned except where noted, of the Registrant at July 31, 2002 owned by the Registrant or one or more of its other subsidiaries:

                                 CORPORATE NAME OF SUBSIDIARY                               STATE OR COUNTRY OF INCORPORATION
                                 ----------------------------                               ---------------------------------

         Veritas DGC Asia Pacific Ltd. ..................................................                Delaware
         Veritas DGC Land Inc. ..........................................................                Delaware
         Veritas Geophysical Corporation ................................................                Delaware
         Viking Maritime Inc. ...........................................................                Delaware
         Euroseis, Inc. .................................................................                Delaware
         Reservoir Characterization Research and Consulting Inc. ........................                Delaware
         Veritas Geophysical (Mexico) LLC ...............................................                Delaware
         Veritas Investments Inc. .......................................................                Delaware
         Neptune Mergerco, Inc. .........................................................                Delaware
         Venus Holdco, Inc. .............................................................                Delaware
         Venus Mergerco, Inc. ...........................................................                Delaware
         Guardian Data International LLC ................................................                Texas
         Veritas Energy Services Inc. ...................................................                Canada
         Veritas Geophysical (Canada) Corporation .......................................                Canada
         Veritas Energy Services Partnership ............................................                Canada
         Veri-Illuq Geophysical Ltd. (49% owned) ........................................                Canada
         Veritas Mackenzie Delta Ltd. ...................................................                Canada
         Time Seismic Exchange Ltd. .....................................................                Canada
         Veritas DGC Ltd. ...............................................................                United Kingdom
         HOT Engineering (UK) Ltd. ......................................................                United Kingdom
         Veritas DGC Australia (Pty) Ltd. ...............................................                Australia
         Guardian Data Seismic Pty Limited ..............................................                Australia
         Veritas Seismic S.A. ...........................................................                Venezuela
         Digicon de Venezuela, C.A. .....................................................                Venezuela
         Veritas DGC (Malaysia) Sdn. Bhd ................................................                Malaysia
         Veritas DGC (B) Sdn. Bhd .......................................................                Brunei
         Veritas DGC Land Guatemala S.A. ................................................                Guatemala
         Veritas DGC Singapore Pte. Ltd. ................................................                Singapore
         P.T. Digicon Mega Pratama ......................................................                Indonesia
         Digital Exploration (Nigeria) Limited ..........................................                Nigeria
         Digicon (Nigeria) Ltd. .........................................................                Nigeria
         Veritas Geophysical I ..........................................................                Cayman Islands
         Veritas Geophysical II .........................................................                Cayman Islands
         Veritas Geophysical III ........................................................                Cayman Islands
         Veritas Geophysical IV .........................................................                Cayman Islands
         Veritas Geophysical do Brasil, Ltda ............................................                Brazil
         Digicon Finance N.V. ...........................................................                Netherlands Antilles
         Veritas Geophysical (Norway) AS ................................................                Norway
         HOT Engineering KMSZ KFT .......................................................                Hungary
         HOT Engineering AG .............................................................                Austria
         Exploraciones Geofisicas Veritas Geophysical Chile Limitada ....................                Chile
         Veritas DGC (Mexico) S. de R.L. de C.V. ........................................                Mexico
         Reservoir Characterization Research and Consulting de Mexico, S.A. de C.V. .....                Mexico
         Veritas Servicios Geofisicos S. de R.L. de C.V. ................................                Mexico
         Veritas Servicios Technicos S. de R.L. de C.V. .................................                Mexico